EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2019
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EVENTS AFTER THE REPORTING PERIOD
33.	EVENTS AFTER THE REPORTING PERIOD

(a)	Sale of investment in PT Ventures
After obtaining the proper approvals by the Company’s Board of Directors, the competent corporate bodies of Africatel and the Judicial Reorganization Court, on January 24, 2020, Africatel sold and transferred all shares issued by PT Ventures to the Angolan company Sociedade Nacional de Combustíveis de Angola, Empresa Pública—Sonangol E.P., as provided for in the Company’s Judicial Reorganization Plan and Strategic Plan (Note 31 (b)).
On the transaction date, PT Ventures held stakes in the Angolan companies Unitel (25%) and Multitel—Serviços de Telecomunicações Lda. (40%), as well as credit rights of dividends declared by Unitel and already past due and a set of rights resulting from the final decision rendered by the Arbitration Court installed under the Arbitration Rules of the International Chamber of Commerce (“ICC”), within the scope of the arbitration initiated by PT Ventures at the ICC against the other Unitel shareholders, as disclosed by the Company in a Material Fact Notice on February 28, 2019.
The total amount of the transaction was US$1 billion, of which (i) US$699.1 million was paid to Africatel by Sonangol on January 24, 2020; (ii) Africatel was paid US$60.9 million prior to the transfer of PT Ventures’ shares; and (iii) US$240 million, fully guaranteed by a guarantee letter issued by a prime bank, will be paid unconditionally by Sonangol to Africatel until July 31, 2020, with a minimum monthly flow of US$40 million assured to Africatel as from February 2020. The Company reiterates that the contractually assured flow was duly met in February and March 2020 by Sonangol.
As at December 31, 2019, the assets from the investment held in PT Ventures are measured substantially at the fair value of the investment for sale.

(b)	Commitment to sell a property
As disclosed to the market on January 30, 2020 and February 26, 2020, the Company sold a property it owned, located at Rua General Polidoro nº 99, Botafogo, in the city of Rio de Janeiro, to Alianza Gestão de Recursos Ltda., for the amount of R$120.5 million, on February 21, 2020, as part of its project to sell noncore assets, as set forth by the Company’s Judicial Reorganization Plan and Strategic Plan (Note 31 (b)).
The operation was authorized by the Judicial Reorganization Court, after obtaining the favorable opinion of the Rio de Janeiro State Public Prosecution Office and the Judicial Administrator. Likewise, ANATEL confirmed the removal of the Property from the Company’s List of Reversible Assets.

(c)	Third-party expressions of interest on the Company’s Mobile business
On March 10, 2020, the Company disclosed to the general market in a material fact notice, that its financial advisor, Bank of America Merrill Lynch (“BofA”) received statements from third parties expressions of interest in the Company’s mobile business. To date, however, there is no commitment from the Company or any of these third parties to proceed with such sale and no binding instrument has been entered into to this respect. Even though there may be future developments in the analysis for a potential formal negotiation process, the Company continues to analyze all the existing alternatives that may bring more efficiency to the implementation of its Strategic Plan.
(d)	Potential Effects of COVID-19 Pandemic
Since December 2019, a COVID-19 has spread throughout the world. On January 3
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, 2020, the World Health Organization announced that COVID-19 was a global health emergency and on March 3, 2020, the World Health Organization categorized COVID-19 as a pandemic. The COVID-19 pandemic has resulted in numerous deaths and the imposition of local, municipal and national governmental “shelter-in-place” and other quarantine measures, border closures and other travel restrictions, causing unprecedented economic disruption in much of the world, including in Brazil.
The local, national and international response to the virus is quickly developing, fluid and uncertain. During March and April of 2020, state, local and municipal authorities within Brazil promoted and enforced social isolation and quarantine measures and have enacted regulations limiting the operations of “non-essential” businesses. In mid-March 2020, Rio de Janeiro and other Brazilian states declared states of emergency. In accordance with the recommendations of the authorities, the Company transitioned a substantial majority of its employees to work from home.
Although the COVID-19 pandemic has no effect on the Company historical results of operations, there are many potential effects of this pandemic on its short- and medium- term business operations and, consequently, its results of operations. In March 2020, the Company established a crisis response team to focus on ensuring the full business continuity of its operations, the health and safety of its employees, and the establishment of a formal process to monitor, analyze and respond to the potential impacts of the pandemic.
As of the date of this annual report, the Company has detected few cases of COVID-19 in its employees and the human resources department monitors suspected or confirmed cases. As one a measure designed to protect its employees, the Company has instituted a “work-from-home” policy for all of its employees for whom the demands of their work permit this arrangement, constituting approximately 84% of its work force, and have been able to do so without any interruption of their activities. For its remaining employees, for example, the Company field service technicians and operators in its call centers, the Company has complied with all health care recommendations of the World Health Organization and the Brazilian Ministry of Health.
The Brazilian government has determined that the telecom sector is an essential service, which allows the Company to continue its field maintenance activities without violating restrictions on movement that have generally been imposed to combat the pandemic.
Although there has not been sufficient history with the Company operations under the pandemic and the related public health measures to provide significant analysis of the potential financial impact of the pandemic or the governmental and popular response to the pandemic, the Company belives that demand for telecommunications services, including services provided by the Company during the pandemic has grown significantly. In order to service this demand and to ensure continuity of its services, the Company moved quickly to activate new circuits in its backbone infrastructure and has not experienced any significant decline in the operation and reliability of its networks.
Since the outbreak of the pandemic, the Company has closed its retail stores and many of its distribution channels for the Company’s mobile service have been unable to operate, although some of its physical points-of-sale, such as grocery stores, pharmacies and convenience stores, have continued to operate. As a result, the Company believes that new activations by mobile customers will be substantially reduced for the quarantine period. However, as these store closures affect all operators in the mobile business equally, the Company expects that there will be substantially reduced levels of churn during this period. In addition, the Company expects that revenue for SIM card recharges will be adversely affected for the quarantine period as the number of points-of-sale that offer these services has been substantially reduced.
Since the outbreak of the pandemic, the Company has curtailed significantly its door-to-door sales channel for residential services, including broadband, but has been able to maintain its telemarketing and teleagent sales channels. The Company has experienced a significant surge in demand for its broadband services, including services delivered through its expanding FTTH network, both from residential and B2B customers as they establish remote work operations. Because its sales channels for these services depend less on physical presence in sales locations than its mobile services, the Company does not expect the reduction in new activations or upgrades in services to be affected to the same degree as in its mobile services.
The Company expects that the public health measures adopted in Brazil will have significant impacts on the income and purchasing power of many of its subscribers, particularly low-income subscribers and SMEs, some of whom may cease operations, although the Company has not yet been able to gather data to analyze the extent of these impacts. In addition, the Company has begun to experience some delays in payment for its corporate and governmental customers. As a result, the Company expects an increase in late-payments, customer defaults and expected losses on trade receivables. The Company has instituted some measures to assist its customers during the pandemic, for example, providing deferrals of payment deadlines by up to 10 days upon request of its customers and entering into payment plans with some of its customers under which it will forbear the collection of interest and late charges. These measures are likely to have an adverse effect on revenue and operating cash flow during the period over which they are effective, although the Company does not have sufficient experience with the effects of these measures to reliably estimate the quantitative effects of these measures.
The Company continues to monitor the effects of COVID-19 and the public health measures adopted in Brazil on its results of operations and cash flows to assess whether any of its assets have been impaired. As of the date of this annual report, the Company does not have sufficient history with its operations under the pandemic and the related public health measures to assess whether any impairment of its assets will be required.
The Company does not expect significant negative effects on its ongoing maintenance activities and FTTH expansion project as a result of the pandemic and the public health measures introduced to combat the pandemic. The Company has experienced some negative effects relating to the deployment of field teams, primarily related to the difficulty of obtaining lodging and meals and, in some instances, the difficulty in arranging transportation between cities, due to the public health restrictions. However, as a result of the determination that the telecom sector is an essential service, the general public health restrictions applicable to the population have not generally applied to the Company staff of field technicians.
The Company continues to have regular communications with its equipment vendors to assess the impacts of the pandemic on their production and inventories to ensure that deliveries of equipment will continue to be made on a timely basis. As of the date of this annual report, the Company has not suffered any negative impacts in its supply chain for equipment and has not been advised that any significant disruptions are expected.